Exhibit 10.5

EXECUTION VERSION

AMENDMENT

TO THE

VICTORY CAPITAL HOLDINGS, INC.

EQUITY INCENTIVE PLAN

This Amendment (the “Amendment”) to the Victory Capital Holdings, Inc. Equity Incentive Plan (as amended, the “Plan”), is made effective as of this 31 day of October, 2014.

WHEREAS, Victory Capital Holdings, Inc. (the “Company”) maintains the Plan;

WHEREAS, pursuant to Article 12 of the Plan, the Company’s Board of Directors (the “Board”) may, at any time and from time to time, amend the Plan; and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of the Company’s common stock, $0.01 par value per share, available for awards under the Plan to 47,046.984 shares of common stock.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.             Section 2.01(cc) is hereby restated in its entirety to read as follows:

“(cc)       ‘Shareholders’ Agreement’ means the Amended and Restated Shareholders’ Agreement dated as of October 31, 2014 by and among the Company, Crestview Victory, L.P., RCP Lake Co-Invest, L.P., RCP Opportunities Fund I, L.P., RCP Opportunities Fund I (AI), L.P., RCP Opportunities Fund I (Cayman), L.P. and certain management shareholders of the Company, as amended from time to time.”

2.             The first sentence of Section 4.01(a) of the Plan is amended in its entirety to read as follows:

“Subject to the provisions of Section 4.02, the maximum number of Shares that may be issued in connection with Awards granted under the Plan shall be 47,054.411 Shares, of which an aggregate of 41,087.85 Shares shall be allocated for issuances of Options and 5,966.561 Shares shall be allocated for issuances of Restricted Shares, in each case in connection with the closing of the transactions contemplated by the Purchase Agreement.”

3.             The reference in Section 3.02 of the Plan to “Annex II of the Shareholders’ Agreement” is hereby replaced by a reference to the “the Shareholders’ Agreement.”

4.             Except as specifically amended by this Amendment, the Plan is hereby ratified and confirmed in all respects and remains valid and in full force and effect.

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IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the 31 day of October, 2014, on behalf of the Board.

VICTORY CAPITAL HOLDINGS, INC.

By:	/s/ David C. Brown
Name: David C. Brown
Title: Chief Executive Officer